UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 14, 2003

(Date of earliest event reported)

CYGNUS, INC.

(Exact name of registrant as specified in its Charter)

0-18962

(Commission file number)

DELAWARE	94-2978092
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

400 Penobscot Drive Redwood City, California 94063
(Address of principal executive offices including zip code)

(650) 369-4300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7.                                                           Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Earnings Release, dated August 14, 2003, of Cygnus, Inc.

Item 12.                                                    Disclosure of Results of Operations and Financial Condition.

On August 14, 2003, Cygnus, Inc. (“Cygnus”) issued an earnings release announcing its financial results for the quarter ended June 30, 2003.  A copy of Cygnus’ earnings release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2003	CYGNUS, INC.

	By:	/s/ Barbara G. McClung

Barbara G. McClung Senior Vice President and General Counsel